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Exhibit 10.4.1

AMENDMENT TO
STOCK PURCHASE AND STOCKHOLDERS AGREEMENT

        This Amendment to Stock Purchase And Stockholder Agreement (this "Amendment") is entered into as of March 26, 2007, by and among PROS Holdings, Inc., a Delaware corporation (the "Company"), and the holders of at least a two-third-in-interest of the Investors (as defined in the Purchase Agreement described below), who have consented to this Amendment in writing (collectively the "Requisite Investors" and each individually, an "Investor"), pursuant to that certain Stock Purchase and Stockholders Agreement, dated as of June 8, 1998, by and among the Company and the Investors identified on Exhibit A thereto (the "Purchase Agreement"), and amends the Purchase Agreement as set forth herein. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. Each reference to a section number below shall, unless otherwise expressly provided herein, refer to such enumerated section of the Purchase Agreement.

RECITALS

        WHEREAS, the Company and the Requisite Investors desire to amend one of the restrictive covenants contained in the Purchase Agreement;

        WHEREAS, Section 7.1 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and the holders of at least a two-thirds in interest of the Investors;

        WHEREAS, any amendment effected in accordance with Section 7.1 of the Purchase Agreement shall be binding upon (i) each holder of any securities purchased under the Purchase Agreement at the time outstanding (including securities into which such securities are convertible), (ii) each future holder of all such securities and (iii) the Company;

        WHEREAS, the Requisite Investors represent those Investors necessary to amend the Purchase Agreement with the consent of the Company; and

        WHEREAS, the Requisite Investors and the Company now desire to amend the Purchase Agreement as set forth herein to provide for the Additional Funding and certain other changes;

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Section 4.4(a). Section 4.4(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) sell, lease or otherwise dispose of (whether in one transaction or a series of related transactions) all or substantially all of its assets or business,"

        2.     Miscellaneous.

          (a)   Except as expressly amended hereby, the Purchase Agreement (including all previous adopted amendments thereto) remains unmodified and in full force and effect and is hereby renewed, ratified and affirmed by the Company and the Investors.

          (b)   This Amendment shall be binding upon each of the parties to the Purchase Agreement, whether or not all of such parties have executed a counterpart of this Amendment.

          (c)   This Amendment may be executed in one or more counterparts, each of which shall be deemed an original. Any party may execute this Amendment by facsimile signature, which shall be deemed to constitute an original for all purposes.

Signature page follows.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

PROS HOLDINGS, INC.
		By:	/s/ Albert E. Winemiller Albert E. Winemiller President and Chief Executive Officer
TA/ADVENT VIII L.P.
			By:	TA Associates VIII LLC, its General Partner
			By:	TA Associates, Inc., its Manager
			By:	*
ADVENT ATLANTIC AND PACIFIC III L.P.
			By:	TA Associates AAP III Partners, its General Partner
			By:	TA Associates, Inc.
			By:	*
*	/s/ Kurt R. Jaggers Kurt R. Jaggers, Attorney-in-Fact		TA VENTURE INVESTORS L.P.
			By:	*
TA EXECUTIVES FUND LLC
			By:	TA Associates, Inc., its Manager
			By:	*
JMI EQUITY FUND III, L.P.
			By:	JMI Associates III LLC, its General Partner
			By:	/s/ HARRY S. GRUNER
Name:	Harry S. Gruner
Title:	Managing Member

Signature Page to Amendment to Stock Purchase and Stockholder Agreement

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AMENDMENT TO STOCK PURCHASE AND STOCKHOLDERS AGREEMENT